UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

Jernigan Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36892 (Commission File Number)	47-1978772 (IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee (Address of Principal Executive Offices)	38119 (Zip Code)

(901) 567-9510
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	JCAP	New York Stock Exchange
7.00% Series B cumulative redeemable perpetual preferred stock, $0.01 par value per share	JCAP PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (Sec.240.12b‑2 of this chapter).

☒	Emerging growth company.

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Credit Agreement

On September 21, 2020, Jernigan Capital Operating Company, LLC (the “Borrower” or the “Operating Company”), the operating company of Jernigan Capital, Inc. (the “Company”), entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Amendment to the Credit Agreement”)  by and among the Borrower, the Company, certain subsidiaries of the Company party thereto, the other lenders party thereto and KeyBank National Association, as administrative agent for itself and the other lenders party thereto (“KeyBank”). The Amendment to the Credit Agreement amends that certain Second Amended and Restated Credit Agreement dated as of March 26, 2020 (as amended, the “Credit Agreement”) by and among the Borrower, KeyBank, KeyBanc Capital Markets Inc. and BMO Capital Markets Corp., as joint lead arrangers, BMO Capital Markets Corp. as syndication agent, Raymond James Bank, N.A. as documentation agent and the other lenders party thereto. The Amendment to the Credit Agreement, among other changes, (1) provides that, for purposes of certain affirmative covenants contained in the Loan Documents (as defined in the Credit Agreement), rent payments in respect of certain non-stabilized and stabilized self-storage properties owned by the Company or one of its wholly owned subsidiaries (collectively, “Borrowing Base Properties”) may be accepted and collected more than one month in advance of the due date of such installments, with certain limitations on accepting and collecting rent payments more than three months and more than twelve months in advance of the due date of such installments, respectively;  (2) allows the Company to pledge the equity of the owner of the self-storage property located at 465 W. 150th St., New York, NY (in lieu of providing a mortgage and/or other real estate collateral documents with respect to the same) in order to allow such property to qualify as a Borrowing Base Property, and (3) clarifies that any mortgage, recording, intangible, documentary stamp, or similar tax that are assessed by any state or municipality must be paid by the Borrower.

Except as provided in the Amendment to the Credit Agreement, the terms of the Credit Agreement otherwise remain in full force and effect.

The foregoing description of the Amendment to the Credit Agreement in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

The Agreement and Plan of Merger

On September 21, 2020, the Company, the Operating Company, NexPoint RE Merger, Inc. (“Parent”) and NexPoint RE Merger OP, LLC (the “Parent OP”), entered into an Amendment (the “Amendment to the Merger Agreement”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 3, 2020, by and among the Company, the Operating Company, Parent and the Parent OP.  The Amendment to the Merger Agreement modified the Merger Agreement to clarify that upon the Company Merger Effective Time (as defined in the Merger Agreement), as applicable: (i) each Company Series A Preferred Share issued and outstanding immediately prior to the Company Merger Effective Time will be automatically converted into the right to receive one validly issued, fully paid and non-assessable share of common stock of the surviving company and (ii) each share of common stock of Parent issued and outstanding immediately prior to the Company Merger Effective Time will no longer be outstanding and will automatically be retired and cease to exist. Except as provided in the Amendment to the Merger Agreement, the terms of the Merger Agreement otherwise remain in full force and effect.

The foregoing description of the Amendment to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It:

This communication relates to the proposed merger transaction involving the Company.  In connection with the proposed merger, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.jernigancapital.com, or by contacting the Company’s Investor Relations Department at 901.567.9580.

The Company and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed Mergers under the rules of the SEC.  Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 27, 2020, its proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on March 19, 2020 and other filings filed with the SEC.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements:

Certain statements in this communication regarding the proposed merger transaction involving the Company, including any statements regarding the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the Company, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions.  All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the merger and the timing of the closing of the merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the announcement of the transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the transaction, (iv) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust (“REIT”) status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) national, international, regional and local economic climates, (xi) the negative impact of the ongoing COVID-19 pandemic and the measures intended to prevent its spread and (xii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
First Amendment to the Agreement and Plan of Merger, dated as of September 21, 2020, by and among Jernigan Capital, Inc., Jernigan Capital Operating Company, LLC, NexPoint RE Merger, Inc. and NexPoint RE Merger OP, LLC

10.1
First Amendment to Second Amended and Restated Credit Agreement, dated September 21, 2020, by and among Jernigan Capital Operating Company, LLC, Jernigan Capital, Inc., certain subsidiaries of Jernigan Capital, Inc. party thereto, the other lenders party thereto and KeyBank National Association, as administrative agent for itself  and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2020

Jernigan Capital, Inc.

By: /s/ John A. Good
Name: John A. Good
Title: Chief Executive Officer